UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2016

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1095 Avenue of the Americas New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure

Attached as Exhibit 99.1 and incorporated by reference herein is an announcement issued by Verizon Communications Inc. (“Verizon”) pursuant to Rule 2.5 of the Irish Takeover Rules on August 1, 2016.

Attached as Exhibit 99.2 and incorporated by reference herein is a press release dated August 1, 2016 issued by Verizon.

The information provided pursuant to this Item 7.01 is being furnished and shall not be deemed to be “filed” with the Securities and Exchange Commission (the “SEC”) or incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, except to the extent set forth by specific reference in any such filing.

Item 8.01 – Other Events

On July 30, 2016, Verizon and Verizon Business International Holdings B.V., a company incorporated in the Netherlands and an indirect wholly-owned subsidiary of Verizon (“VBIH”), entered into a Transaction Agreement (the “Transaction Agreement”) with Fleetmatics Group PLC, a public limited company incorporated in Ireland (“Fleetmatics”). Under the terms of the Transaction Agreement, VBIH will acquire Fleetmatics (the “Acquisition”) pursuant to a scheme of arrangement under the Irish Companies Act 2014 for $60 per ordinary share in cash, representing a value of approximately $2.4 billion.

The Acquisition is subject to customary regulatory approvals and closing conditions for transactions of this type, including the approval of Fleetmatics’ shareholders and the sanction of the scheme of arrangement by the Irish High Court, and is expected to close in the fourth quarter of 2016.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Rule 2.5 Announcement, dated as of August 1, 2016
99.2	Verizon Communications Inc. Press Release, dated as of August 1, 2016

Statement Required by the Irish Takeover Rules

Verizon’s directors and VBIH’s directors accept responsibility for the information contained herein. To the best of the knowledge and belief of Verizon’s directors and VBIH’s directors (who, in each case, have taken all reasonable care to ensure that such is the case), the information contained herein for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON COMMUNICATIONS INC.

By:	/s/ William L. Horton, Jr.
Name:	William L. Horton, Jr.
Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

Date: August 1, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Rule 2.5 Announcement, dated as of August 1, 2016
99.2	Verizon Communications Inc. Press Release, dated as of August 1, 2016